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                                  EXHIBIT 10.5

                                    AMENDMENT

                         Effective as of October 1, 1996

                                     To the

                              FIRST QUADRANT, L.P.
                        (A Delaware Limited Partnership)

                              AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT
                              Dated March 28, 1996

The Amended and Restated Limited Partnership Agreement of First Quadrant, L.P. dated March 28, 1996 (the "Partnership Agreement") is hereby amended as of this 1st day of October, 1996 as set forth below. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Partnership Agreement.

1.1 A new Section 6.3 is hereby added to the Partnership to read in its entirety as follows:

         SECTION 6.3 OPTIONAL BOOK-UP. Immediately prior to the effectiveness of
         (a) the admission of a transferee of interests of a Limited Partner as a substitute Limited Partner with respect to such interests pursuant to the provisions of Section 5.2 hereof, or (b) the admission of a transferee of interests from the General Partner as an Additional Limited Partner with respect to such interests pursuant to the provisions of Section 5.6(a) hereof, the General Partner may, in its sole discretion, elect to revalue the Capital Accounts of all the partners effective immediately. If the General Partner elects, in its sole discretion, to re-evaluate the Capital Accounts of all the Partners, then the Capital Accounts of all the Partners shall be adjusted as follows:

                  (i) the General Partner shall determine the proceeds which would be realized if the Partnership sold all its assets immediately prior to the effectiveness of such admission, for a price equal to the Fair Market Value of such assets, and

                  (ii) the General Partner shall allocate amounts equal to the gain and/or loss which would have been realized upon such a sale to the Capital Accounts of all the Partners immediately prior to the effectiveness of such admission, in accordance with the provisions of
         Section 4.2(d) hereof.


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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to the
Partnership Agreement to be executed as of this 1st day of October, 1996.

                                            GENERAL PARTNER

                                            FIRST QUADRANT CORP.,
                                            A New Jersey Corporation


                                            By: /s/ Sean M. Healey
                                                -------------------------------
                                            Name: Sean M. Healey
                                            Title:   Vice President


                                            LIMITED PARTNERS

                                            R.D. ARNOTT CORPORATION

                                            By: /s/ Robert D. Arnott
                                                -------------------------------
                                            Robert D. Arnott
                                            President


                                            CULONBOIS CORPORATION

                                            By: /s/ Curt J. Ketterer
                                                -------------------------------
                                            Curt J. Ketterer
                                            President


                                            LUCK MONSTER CORPORATION


                                            By: /s/ Christopher G. Luck
                                                -------------------------------
                                            Christopher G. Luck
                                            President


                                            AYPWIP CORPORATION

                                            By: /s/ David J. Leinweber
                                                -------------------------------
                                            David J. Leinweber
                                            President


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                                            R.M. DARNELL CORPORATION


                                            By: /s/ R. Max Darnell
                                                -------------------------------
                                            R. Max Darnell
                                            President


                                            T.S. MECKEL RUHESTANDS
                                            CORPORATION


                                            By: /s/ Timothy S. Meckel
                                                -------------------------------
                                            Timothy S. Meckel
                                            President


                                            LOVELL, INC.

                                            By: /s/ Robert M. Lovell
                                                -------------------------------
                                            Robert M. Lovell, Jr.
                                            President


                                            WILLIAM A.R. GOODSALL

                                            /s/ William A.R. Goodsall
                                                -------------------------------

                                            ROBERT H. BROWN

                                            /s/ Robert H. Brown
                                                -------------------------------


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